Barclays Global Financial Services Conference September 12, 2018 Exhibit 99.1

This presentation contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects”, or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could”, or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive pressures; the inability to realize cost savings, revenues or other benefits, or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Disclaimer

Who is M&T Bank Corporation? Top 20 US-based, commercial bank holding company Substantial growth from $2 billion in assets in 1983 to $118 billion at June 30, 2018 17,100 employees across 766 domestic branches in eight states and Washington DC 3.8 million customers representing 5.9 million accounts $89 billion of assets under management(1) Lowest percentage credit losses among the large money-center / superregional banks through the financial crisis 1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce dividend M&T has not posted a loss going back to 1976 – 168 quarters All data as June 30, 2018. (1) Includes affiliated manager.

Key Ratios Notes: The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances for 2017. Average RWA is calculated using the average of year end balances for 2012-2016. For periods prior to 2016, reflects Tier 1 Common ratios under Basel I standards.

M&T’s Business Model – a Historical Perspective Net Interest Margin Operating Efficiency Ratio PPNR / RWA NCO / Average Loans

Notes: ROTCE range is from 2007-2017 annuals and YTD 2018 and 2017 Metrics are adjusted for tax-reform related items. Volatility is calculated as standard deviation of ROTCE. Source: S&P Global Market Intelligence. Operating Return on Tangible Common Equity: 2007 – 2Q 2018 ROTCE Volatility 7.0% 3.3% 5.1% 6.6% 11.3% 14.6% 7.8% 9.8% 11.1% 4.8% 6.2% 11.8% M&T’s minimum ROTCE second highest among peers Consistently Profitable with Narrowest ROTCE Volatility

Focus on Growing Profitable Assets 2016 2017 2Q ‘18 2016- 2Q ‘18 Chg. Total Earning Assets 3.49% 3.82% 4.28% +79 bps Commercial and Consumer Loans 3.98% 4.34% 4.88% +90 bps Residential Mortgages, Cash, and Securities 2.83% 2.98% 3.19% +36 bps $ in billions Earning Assets – Average Balances Earning Asset Yields – Annualized 2016- 2Q ‘18 CAGR (3%) +4% (13%) 11.08% 10.70% 10.99% 10.52% +125 bps -38 bps +29 bps -47 bps(1) 35% 85% 123% 174%(1) CET1 Ratio YoY Chg. Total Payout Hudson City 2015 Q4 Capital Ratios and Payout Notes: Payout ratios in relation to net income excluding merger-related charges and intangible amortization on an after-tax basis. (1) The Common Equity Tier 1 (CET1) ratio decline of 47 bps and total payout of 174% are for 2018 year-to-date.

Leading Deposit Market Share in Core Markets Source: S&P Global Market Intelligence Note: Retail deposits cap branch level deposits at $1B; YoY Deposit Cost represents change in cost of total deposits from Q2 2017 to Q2 2018 % of Retail Deposits in MSAs with Market Share > 15%

Total Payout Ratio – 2016 to 2Q 2018 Prudent Capital Management Notes: Payout ratios in relation to net income excluding merger-related charges and intangible amortization on an after-tax basis Refer to the appendix for the list of peers Source: Company reports and S&P Global Market Intelligence M&T’s TCE / TA continues to exceed the peer median even with the highest total payout ratio among peers since 2016

M&T Outlook Summary for 2018 Earning Asset / Loan Growth Average loan growth for FY2018 approximately flat Low single-digit growth in commercial and consumer loans offset by continued residential mortgage runoff Expect usual seasonal pressures on floor plan balances in 3Q18 Net Interest Income / Margin Fed rate actions over 2018 drive margin expansion and mid-single digit year-over-year growth in net interest income Fee Income / Expenses Higher interest rates challenge residential mortgage loan originations Growth in the low to mid-single digit range for the remaining fee businesses; trust revenues could exceed that pace Nominal growth in 2018 operating expenses over 2017 level, excl. $135 million 1Q18 legal accrual Credit Credit conditions and near-term loss outlook remain stable Capital Strong, high quality capital generation Capital levels declining, but still exceed lower end of peer range

Appendix and GAAP Reconciliations

Earnings & Dividend Growth: 1983 – 1H 2018 14% Net Operating EPS CAGR 13% Dividend CAGR 1H18

Of the largest 100 banks operating in 1983, only 23 remain today. Among the remaining, M&T ranks 1st in stock price growth M&T Bank Corporation…a solid investment (1) 1983 Stock Prices Source: Compustat, Bigcharts.com, and/or Company website

18.6% Annual rate of return since 19801 In the top 30 of the entire universe2 of U.S. based stocks traded publicly since 1980 M&T Bank Corporation…a solid investment $1,217 invested in M&T in 1980 would be worth $1 million as of today CAGR calculated assuming reinvestment of dividends through June 30,2018 Includes 548 U.S. based publically traded stocks

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

BB&T Corporation PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp SunTrust Banks, Inc. Huntington Bancshares Incorporated Zions Bancorporation KeyCorp M&T Peer Group U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc.